EXHIBIT 99.2
                                                                    ------------


                  Certification of Principal Financial Officer
                           Pursuant to 18 U.S.C. 1350
                 (Section 906 of the Sarbanes-Oxley Act of 2002)


I, Marc J. Venator, Chief Financial Officer (principal financial officer) of Precise Software Solutions, Ltd. (the "Registrant"), certify, to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-Q for the period ended September 30, 2002 of the Registrant (the "Report"), that:

     (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained and incorporated by reference in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


/S/ Marc J. Venator
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Name:  Marc J. Venator
Date:  November 14, 2002